                                     PIONEER
                                     -------
                                      HIGH
                                     INCOME
                                      TRUST

                                   Semiannual
                                     Report

                                     9/30/02

                                    [LOGO](R)

Table of Contents
--------------------------------------------------------------------------------

Letter from the President                     1
Portfolio Summary                             2
Performance Update                            3
Portfolio Management Discussion               4
Schedule of Investments                       7
Financial Statements                         15
Notes to Financial Statements                19
Trustees, Officers and Service Providers     27

Pioneer High Income Trust

--------------------------------------------------------------------------------
LETTER FROM THE PRESIDENT 9/30/02
--------------------------------------------------------------------------------

Dear Shareholder,
--------------------------------------------------------------------------------
Welcome to Pioneer. We thank you for your investment in Pioneer High Income Trust and are pleased to provide you with the Fund's first shareholder report since its inception on April 25, 2002.

The high yield bond market has experienced its share of turbulence since your Fund began operations this past spring. Yet Pioneer's experience in managing high-yield securities combined with exhaustive credit analysis helped your Fund's performance to surpass that of its market benchmark, the Merrill Lynch High Yield Master II Index. During the period under review, a weak economy and widespread revelations of corporate misgovernance have made it difficult for equity markets to find solid footing. The same factors that undermined stock market performance during the period also took a toll on the performance of high yield bonds, which have a tendency to behave like stocks under certain market conditions.

As professional investors, we view market downturns as opportunities to take advantage of lower prices to purchase attractive securities, intensifying our efforts to find the best values in the high yield marketplace. For nearly 75 years, that strategy has helped Pioneer fund managers and shareowners reach their financial goals. Beginning on page four of this report, you'll find an interview with Ken Taubes, head of Pioneer's fixed-income group, discussing High Income Trust's strategy these past few months.

Since the founding of Pioneer Fund, our flagship fund, in 1928, our only purpose has been to help investors achieve their objectives. Over the months and years ahead, we will continue to offer you the high caliber of investment management that our shareowners have enjoyed for more than seven decades.

For the latest information about Pioneer funds, as well as timely informative articles on investing, I invite you to visit us at www.pioneerfunds.com. And to review how your portfolio now stands in light of your personal objectives, please contact your financial advisor. The value of an advisor is never more evident than in times like these.

All of us at Pioneer thank you for the confidence and trust you have placed in us.

Sincerely,

/s/ Daniel T. Geraci

Daniel T. Geraci
Pioneer Investment Management, Inc.

Pioneer High Income Trust
--------------------------------------------------------------------------------
PORTFOLIO SUMMARY 9/30/02
--------------------------------------------------------------------------------

Portfolio Diversification
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

[The following data was represented as a pie chart in the printed material.]

Corporate Bonds & Notes        84.6%
Convertible Bonds & Notes       6.5%
Temporary Cash Investments      3.4%
Sovereign Debt Obligations      2.9%
Municipal Bonds                 2.2%
Asset-Backed Securities         0.3%
Convertible Preferred Stock     0.1%

Portfolio Maturity
--------------------------------------------------------------------------------
(Effective life as a percentage of long-term holdings)

[The following data was represented as a pie chart in the printed material.]

0 - 1 Years      1.1%
1 - 3 Years      7.2%
3 - 4 Years     18.8%
4 - 6 Years     62.7%
6 - 8 Years      6.6%
8+ Years         3.6%

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of long-term holdings)

 1.   Chiquita Brands International, Inc., 10.56%, 3/15/09        2.48%
 2.   Baytex Energy Ltd., 10.5%, 2/15/11                          2.24
 3.   Compton Petroleum Corp., 9.9%, 5/15/09 (144A)               2.22
 4.   PacifiCare Health Systems, Inc., 10.75%, 6/1/09             2.19
 5.   IVAX Corp., 4.5%, 5/15/08                                   2.18
 6.   Burns, Philp Capital Property Ltd., 9.75%, 7/15/12 (144A)   2.16
 7.   John Q. Hamons Hotels L.P., 8.875%, 5/15/12                 2.10
 8.   NMHG Holding Co., 10.0%, 5/15/09                            1.99
 9.   Lyondell Chemical Co., 10.875%, 5/1/09                      1.92
10.   Cia Brasileira de Bebida, 10.5%, 15/15/11 (144A)            1.90

Fund holdings will vary for other periods.

Pioneer High Income Trust
--------------------------------------------------------------------------------
PERFORMANCE UPDATE 9/30/02
--------------------------------------------------------------------------------

Share Prices and Distributions
--------------------------------------------------------------------------------

Market Value
per Share     9/30/02   4/25/02
              $13.04    $15.00

Net Asset Value
per Share        9/30/02   4/25/02
                 $12.19    $14.33

Distributions per Share   Income      Short-Term      Long-Term
(4/25/02 - 9/30/02)       Dividends   Capital Gains   Capital Gains
                          $0.55           -               -

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer High Income Trust at public offering price, compared to the growth of the Merrill Lynch High Yield Master II Index.

Cumulative Total Returns
(as of September 30, 2002)
               Net Asset       Market
Period           Value         Price*
Life-of-Fund
(4/25/02)       -11.04%        -9.28%

[The following data was represented as a line chart in the printed material.]

Growth of $10,000+

                 Pioneer       Merrill Lynch
               High Income      High Yield
                  Trust*      Master II Index
4/02             $10,000          $10,000
9/02             $ 8,905          $ 8,879

* When net asset value (NAV) is lower than market price, dividends are assumed to be reinvested at the greater of NAV or 95% of the market price. When NAV is higher, dividends are assumed to be reinvested at market price.

Index comparison begins April 30, 2002. The Merrill Lynch High Yield Master II Index is a broad-based measure of the performance of the non-investment grade U.S. domestic bond market. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index. Past performance does not guarantee future results. Return and principal value fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

Pioneer High Income Trust
--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 9/30/02
--------------------------------------------------------------------------------

In this, your Fund's first shareholder report, Ken Taubes, head of the fixed-income group at Pioneer, discusses the difficult backdrop encountered by the high-yield market since the Fund's inception as well as the approach that will be taken with the Fund.

Q:  How has the portfolio performed since its inception on April 25, 2002?

A: During an extremely difficult period for the high-yield market, Pioneer High Income Trust performed generally in line with its benchmark, the Merrill Lynch High Yield Master II Index. From April 25, 2002, the Fund's inception, through September 30, 2002, the Fund returned -11.04% at net asset value and -9.28% at market price, with a premium of market price to net asset value of 7% on September 30. Meanwhile, the benchmark returned -11.21% for the same period. The Fund's performance was aided by positive security selection. We met our goal of providing a stable current income distribution. On September 30, the Fund's 30-day SEC yield was 13.33%. All the companies in the portfolio are currently paying interest, with nothing in default.

Q:  Why was it such a difficult period for the high-yield market?

A: A number of high-profile issues combined to create a very difficult environment for the high-yield market. High-yield bonds are heavily influenced by the equity market. During the period, equities were down sharply in response to softening economic data, continued concerns about corporate malfeasance and uncertainty about the prospects for war with Iraq. The fact that companies that issue high-yield bonds carry significant debt makes them even more sensitive to small changes in revenues or cash flow. Utilities, technology and telecommunications were particularly hard-hit. The significant exodus of capital out of the high-yield market - as investors fled to the relative safety offered by other asset classes - also diminished the overall liquidity of many high-yield bonds.

Q:  What is your investment approach?

A: We are value investors, looking for securities selling at attractive valuations. Our approach is generally bottom-up, meaning that we select investments one at a time based on the fundamental outlook for each company. The high-yield market is rife with price

Pioneer High Income Trust
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

    and information inefficiencies, and our experienced team looks to uncover and take advantage of these discrepancies. Our search for sustainable high current income leads us to different bond market sectors. While we can invest up to 25% in foreign issues, our target allocation in the current market environment is 80% domestic high-yield bonds, 15% foreign issues and 5% investment-grade bonds. Our analysis also incorporates economic factors and monetary conditions, as we look to invest in well-managed companies with strong market positions within industries that are poised particularly well to outperform. We have risk-management tools in place to help insulate the Fund from problem credits and pay particularly close attention to the inherent liquidity of each investment we choose for the Fund.

Q:  Where have you found opportunities?

A: With many junk bonds beaten down, we were able to find investment opportunities across a variety of sectors. That said, the portfolio has a cyclical tilt to it, with a focus on economically sensitive sectors that should benefit if the economy recovers. To that end, we invested in basic materials firms such as copper producers Freeport McMoRan and Phelps Dodge as well as chemical company Lyondell. The portfolio also carries a slight overweighting (relative to the benchmark) in energy. Here, we've established some defensive positions by targeting reasonably priced bonds issued by companies offering steady cash flow. The energy sector should be poised to perform well. Current oil prices should encourage further investment in and improve the profitability of exploration and production, energy service, refining and pipeline companies.

Q:  Which investments proved to be most disappointing?

A: The transportation sector underperformed significantly, including our investments in what we feel are two of the better-run airline companies, AMR - the holding company of American Airlines - and Northwest. During the period, USAir - which the Fund did not own - filed for bankruptcy, raising fears that a similar fate might await other airline firms. The industry was hard hit by a sharp decrease in business travel and the rising cost of jet fuel, both of which pushed revenues down. We've held on to these two investments,

Pioneer High Income Trust
--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 9/30/02                            (continued)
--------------------------------------------------------------------------------

    expecting that cost reductions and the restructuring of operations should leave them ready to rebound with any improvement in the economy.

Q:  Which investments offered stronger relative performance?

A: The Fund's investments in Russia, which included both sovereign and corporate debt, performed well due to the attractive prices they offered as well as a solid macroeconomic story in that country. Our Russian stake included an investment in cellular telephone operator Mobile Telecom Systems. These bonds offered a 12% yield, with the company offering a solid fundamental story based on capital spending cuts that should help the firm eliminate its debt in the near future. Other investments that helped relative performance included those that fell less than the overall market, including Phelps Dodge, which reduced its operating costs and cleaned up its balance sheet by issuing equity to pay down debt.

Q:  What is your outlook?

A: As a result of recent difficulties, the yield spread - the yield advantage offered by high-yield bonds over comparable Treasuries - is at historically wide levels. This translates into extraordinarily cheap prices for high-yield bonds, which are selling at significant discounts to par, or face value. In addition, junk bond yields were four times higher than those offered by comparable Treasuries at the end of September. As a result, high-yield bonds currently offer both significant income opportunities as well as strong potential for capital appreciation. We remain optimistic about the future course of the economy, feeling that steady improvement is imminent. Consumer spending on durable goods, housing and autos remains strong, and we've witnessed a bottoming in manufacturing and industrial activity. Corporate earnings in the second quarter came in stronger than they did during the same period in 2001. We believe that the underlying fundamentals of the economy are stable. Companies have done a good job realigning their cost structure, so most should start to demonstrate improving results if we see signs of an economic rebound.

Pioneer High Income Trust
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 9/30/02 (unaudited)
--------------------------------------------------------------------------------

Principal
Amount          S&P/Moody's
USD ($)         Ratings                                                                  Value
                             ASSET BACKED SECURITIES - 0.3%
    596,341     NR/NR        Structured Asset Securities Corp., Series 2002-7,
                              6.5%, 5/25/32 (144A)                                $    548,075
   801,119      NR/NR        Washington Mutual, Series 2002-S2,
                              6.5%, 3/25/32 (144A)                                     742,538
                                                                                  ------------
                             TOTAL ASSET BACKED SECURITIES
                             (Cost $1,183,758)                                    $  1,290,613
                                                                                  ------------
                             CORPORATE BONDS & NOTES - 84.6%
                             Consumer Discretionary - 23.7%
                             Automobiles & Components - 3.8%
 8,250,000      B/B3         Asbury Automotive Group Inc., 9.0%, 6/15/12          $  7,425,000
 5,000,000      B/B1         Collins & Aikman Products Co.,
                              10.75%, 12/31/11                                       4,775,000
 5,000,000      B/B3         Metaldyne Corp., 11.0%, 6/15/12 (144A)                  4,300,000
                                                                                  ------------
                                                                                  $ 16,500,000
                                                                                  ------------
                             Hotels, Restaurants & Leisure - 3.8%
 9,000,000      B/B2         John Q. Hamons Hotels L.P., 8.875%, 5/15/12          $  8,662,500
 7,140,000      B-/B3        MeriStar Hospitality Operating Partnership, L.P.,
                              8.75%, 8/15/07                                         5,712,000
 2,000,000      B/B2         Six Flags, Inc., 9.5%, 2/1/09                           1,710,000
                                                                                  ------------
                                                                                  $ 16,084,500
                                                                                  ------------
                             Household Durables - 0.8%
 4,250,000      B+/B1        Xerox Capital (Europe) Plc, 5.875%, 5/15/04          $  3,336,250
                                                                                  ------------
                             Leisure Equipment & Products - 1.1%
12,500,000      B-/B3        Xerox Capital Trust I, 8.0%, 2/1/27                  $  4,625,000
                                                                                  ------------
                             Media - 8.6%
 4,600,000      BB+/Ba1      British Sky Broadcasting Plc, 8.2%, 7/15/09          $  4,669,000
 3,000,000      B-/B2        Charter Communications Holdings, LLC,
                              0.0%, 1/15/10 (a)                                      1,245,000
 7,000,000      B-/B2        Charter Communications Holdings, LLC,
                              10.0%, 5/15/11                                         4,270,000
 3,700,000      B+/B1        EchoStar DBS Corp., 9.125%, 1/15/09 (144A)              3,478,000
 3,000,000      B+/B1        EchoStar DBS Corp., 9.375%, 2/1/09                      2,880,000
 4,395,000      B/B1         LodgeNet Entertainment Corp.,
                              10.25%, 12/15/06                                       4,175,250
 7,000,000      B+/B2        Mediacom LLC, 9.5%, 1/15/13                             5,705,000
 6,000,000      B/B2         Premier Parks Inc., 9.75%, 6/15/07                      5,250,000
 5,000,000      B-/B2        Vertis, Inc., 10.875%, 6/15/09 (144A)                   5,000,000
                                                                                  ------------
                                                                                  $ 36,672,250
                                                                                  ------------

The accompanying notes are an integral part of these financial statements.    7

Pioneer High Income Trust
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 9/30/02 (unaudited)                        (continued)
--------------------------------------------------------------------------------

Principal
Amount         S&P/Moody's
USD ($)        Ratings                                                               Value
                            Retailing - 5.6%
 7,728,000     B+/B1        Grupo Elektra SA de CV, 12.0%, 4/1/08             $  6,955,200
 1,000,000     BBB-/Ba3     J.C. Penney Co., Inc., 9.75%, 6/15/21                  940,000
 7,800,000     BBB-/Ba3     J.C. Penney Co., Inc., 8.125%, 4/1/27                6,591,000
 2,189,000     BBB-/Ba3     J.C. Penney Co., Inc., 7.4%, 4/1/37                  2,112,385
 5,000,000     B+/B2        Shopko Stores, Inc., 9.25%, 3/15/22                  3,800,000
 4,430,000     B+/B1        Vicap SA, 11.375%, 5/15/07                           3,765,500
                                                                              ------------
                                                                              $ 24,164,085
                                                                              ------------
                            Total Consumer Discretionary                      $101,382,085
                                                                              ------------
                            Consumer Staples - 8.5%
                            Food & Drug Retailing - 2.2%
 6,000,000     B+/Ba3       Fleming Companies, Inc., 9.25%, 6/15/10           $  4,560,000
 1,000,000     B/B3         Wesco Distribution, Inc., 9.125%, 6/1/08               860,000
 4,725,000     B/B3         Wesco Distribution, Inc., Series B,
                             9.125%, 6/1/08                                      4,063,500
                                                                              ------------
                                                                              $  9,483,500
                                                                              ------------
                            Food, Beverage & Tobacco - 6.3%
 9,000,000     B/B2         Burns, Philp Capital Property Ltd.,
                             9.75%, 7/15/12 (144A)                            $  8,932,500
 9,955,000     NR/NR        Chiquita Brands International, Inc.,
                             10.56%, 3/15/09                                    10,253,650
10,880,000     BBB-/Baa3    Cia Brasileira de Bebida,
                             10.5%, 12/15/11 (144A)                              7,833,600
                                                                              ------------
                                                                              $ 27,019,750
                                                                              ------------
                            Total Consumer Staples                            $ 36,503,250
                                                                              ------------
                            Energy - 8.1%
                            Energy Equipment & Services - 0.9%
 4,000,000     B+/B1        Parker Drilling Co., 9.75%, 11/15/06              $  3,760,000
                                                                              ------------
                            Oil & Gas - 7.2%
 9,000,000     B-/B2        Baytax Energy Ltd., 10.5%, 2/15/11                $  9,270,000
 9,000,000     B/B2         Compton Petroleum Corp., 9.9%, 5/15/09 (144A)        9,180,000
 6,000,000     B/B2         Dresser, Inc., 9.375%, 4/15/11                       5,820,000
12,000,000     B+/B2        Tesoro Escrow Corp., 9.625%, 4/1/12 (144A)           6,720,000
                                                                              ------------
                                                                              $ 30,990,000
                                                                              ------------
                            Total Energy                                      $ 34,750,000
                                                                              ------------

8    The accompanying notes are an integral part of these financial statements.

Pioneer High Income Trust
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Principal
Amount             S&P/Moody's
USD ($)            Ratings                                                                 Value
                                Financials - 3.5%
                                Diversified Financials - 2.8%
     7,950,000     BBB/Baa3     GATX Financial Corp., 8.875%, 6/1/09                 $ 7,216,573
     3,000,000     B/B2         MDP Acquisitions Plc, 9.625%, 10/1/12 (144A)           2,962,500
EURO 2,000,000     B/B2         MDP Acquisitions Plc, 10.125%, 10/1/12                 1,937,068
                                                                                     -----------
                                                                                     $12,116,141
                                                                                     -----------
                                Real Estate - 0.7%
     2,990,000     B+/B1        MeriStar Hospitality Operating/Finance
                                Partnership, L.P., 10.5%, 6/15/09                    $ 2,900,300
                                                                                     -----------
                                Total Financials                                     $15,016,441
                                                                                     -----------
                                Health Care - 3.3%
                                Health Care Equipment & Services - 2.1%
     9,180,000     B+/B3        PacifiCare Health Systems, Inc., 10.75%, 6/1/09      $ 9,065,250
                                                                                     -----------
                                Pharmaceuticals - 1.2%
     5,000,000     BB-/B2       Biovail Corp., 7.875%, 4/1/10                        $ 4,950,000
                                                                                     -----------
                                Total Health Care                                    $14,015,250
                                                                                     -----------
                                Industrials - 15.4%
                                Aerospace & Defense - 1.3%
     5,330,000     BB-/Ba3      L-3 Communications Corp.,
                                 7.625%, 6/15/12 (144A)                              $ 5,516,550
                                                                                     -----------
                                Commercial Services & Supplies - 2.3%
     4,000,000     BB-/Ba3      Allied Waste North America, Inc., 7.875%, 1/1/09     $ 3,720,000
     6,555,000     B-/B3        IESI Corp., 10.25%, 6/15/12 (144A)                     6,292,800
                                                                                     -----------
                                                                                     $10,012,800
                                                                                     -----------
                                Electrical Equipment - 1.4%
     7,600,000     B-/Ba3       Vestel Electronics Finance,
                                 11.5%, 5/14/07 (144A)                               $ 6,004,000
                                                                                     -----------
                                Machinery - 4.1%
     5,350,000     B+/B2        Intermet Corp., 9.75%, 6/15/09 (144A)                $ 5,082,500
     3,875,000     B+/B2        Manitowoc Co., Inc., 10.5%, 8/1/12 (144A)              4,049,375
     8,145,000     B+/B3        NMHG Holding Co., 10.0%, 5/15/09                       8,226,450
                                                                                     -----------
                                                                                     $17,358,325
                                                                                     -----------
                                Transportation - 6.3%
     6,000,000     B+/B2        AMR Corp., 9.0%, 8/1/12                              $ 3,180,000
     7,000,000     BB+/Ba3      CP Ships Ltd., 10.375%, 7/15/12 (144A)                 7,245,000
     4,750,000     BB-/B1       Grupo Transportacion Ferroviaria Mexicana,
                                 SA de CV, 11.75%, 6/15/09                             4,560,000

The accompanying notes are an integral part of these financial statements.    9

Pioneer High Income Trust
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 9/30/02 (unaudited)                        (continued)
--------------------------------------------------------------------------------

Principal
Amount              S&P/Moody's
USD ($)             Ratings                                                               Value
                                 Transportation (continued)
        850,000     BB-/B1       Grupo Transportacion Ferroviaria Mexicana,
                                  SA de CV, 12.5%, 6/15/12 (144A)                  $    824,500
      2,376,000     B/B2         Northwest Airlines Inc., 8.875%, 6/1/06              1,164,240
      4,885,000     B/B2         Northwest Airlines Inc., 8.7%, 3/15/07               2,491,350
      8,850,000     NR/NR        Trico Marine Services, Inc., 8.875%,
                                  5/15/12 (144A)                                      7,611,000
                                                                                   ------------
                                                                                   $ 27,076,090
                                                                                   ------------
                                 Total Industrial                                  $ 65,967,765
                                                                                   ------------
                                 Information Technology - 0.6%
                                 Technology Hardware & Equipment - 0.6%
      6,000,000     B/B2         Lucent Technologies Inc., 7.25%, 7/15/06          $  2,340,000
                                                                                   ------------
                                 Total Information Technology                      $  2,340,000
                                                                                   ------------
                                 Materials - 12.9%
                                 Chemicals - 6.6%
      8,800,000     BBB-/Baa3    Ferro Corp., 7.125%, 4/1/28                       $  7,538,837
EURO 10,000,000     B-/Caa1      Huntsman International LLC, 10.125%, 7/1/09          7,313,420
     10,000,000     B+/B2        Lyondell Chemical Co., 10.875%, 5/1/09               7,925,000
      5,300,000     BBB-/Ba1     Methanex Corp., 8.75%, 8/15/12                       5,485,500
                                                                                   ------------
                                                                                   $ 28,262,757
                                                                                   ------------
                                 Containers & Packaging - 1.7%
      3,790,000     B+/B3        Corporacion Durango SA de CV, 13.125%, 8/1/06     $  3,032,000
      4,300,000     B+/B2        Greif Bros. Corp., 8.875%, 8/1/12 (144A)             4,278,500
                                                                                   ------------
                                                                                   $  7,310,500
                                                                                   ------------
                                 Metals & Mining - 3.9%
      6,665,000     B-/B3        Freeport-McMoRan Copper & Gold Inc.,
                                  7.2%, 11/15/06                                   $  6,398,400
      3,875,000     B-/B3        Freeport-McMoRan Copper & Gold Inc.,
                                  7.5%, 11/15/06                                      3,468,125
        500,000     BBB-/Baa3    Phelps Dodge Corp., 8.75%, 6/1/11                      508,678
      6,335,000     BBB-/Baa3    Phelps Dodge Corp., 9.5%, 6/1/31                     6,122,619
                                                                                   ------------
                                                                                   $ 16,497,822
                                                                                   ------------
                                 Paper & Forest Products - 0.7%
      4,000,000     B+/B3        Corporacion Durango, SA de CV,
                                  13.75%, 7/15/09 (144A)                           $  3,120,000
                                                                                   ------------
                                 Total Materials                                   $ 55,191,079
                                                                                   ------------

10   The accompanying notes are an integral part of these financial statements.

Pioneer High Income Trust
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Principal
Amount              S&P/Moody's
USD ($)             Ratings                                                                  Value
                                 Telecommunication Services - 5.4%
                                 Diversified Telecommunication Services - 2.3%
      6,000,000     B-/B3        SBA Communications Corp., 10.25%, 2/1/09             $  3,180,000
      8,000,000     B-/B3        TSI Telecommunication Services Inc.,
                                  12.75%, 2/1/09                                         6,800,000
                                                                                      ------------
                                                                                      $  9,980,000
                                                                                      ------------
                                 Wireless Telecommunications Services - 3.1%
      8,000,000     B/B3         Crown Castle International Corp., 9.375, 8/1/11      $  5,000,000
      6,480,000     B+/Ba3       Mobile Telesystems, 10.95%, 12/21/04                    6,609,600
EURO  1,480,000     B+/B1        PTC International Finance II SA, 11.25%, 12/1/09        1,499,251
                                                                                      ------------
                                                                                      $ 13,108,851
                                                                                      ------------
                                 Total Telecommunication Services                     $ 23,088,851
                                                                                      ------------
                                 Utilities - 3.2%
                                 Electric Utilities - 2.5%
      5,000,000     BBB-/Ba2     Aquila, Inc., 13.125%, 7/1/12 (144A)                 $  4,500,000
      8,000,000     B+/B3        CMS Energy Corp., 8.9%, 7/15/08                         6,240,000
                                                                                      ------------
                                                                                      $ 10,740,000
                                                                                      ------------
                                 Multi-Utilities - 0.7%
      2,000,000     B+/B1        Calpine Canada Energy Finance ULC,
                                  8.5%, 5/1/08                                        $    820,000
      5,000,000     B+/B1        Calpine Corp., 7.75%, 4/15/09                           2,000,000
                                                                                      ------------
                                                                                      $  2,820,000
                                                                                      ------------
                                 Total Utilities                                      $ 13,560,000
                                                                                      ------------
                                 TOTAL CORPORATE BONDS & NOTES
                                 (Cost $406,109,141)                                  $361,814,721
                                                                                      ------------
                                 CONVERTIBLE BONDS & NOTES - 6.5%
                                 Health Care - 3.3%
                                 Pharmaceuticals & Biotechnology - 3.3%
        500,000     NR/NR        Affymetrix, Inc., 4.75%, 2/15/07                     $    401,250
      1,000,000     NR/NR        CV Therapeutics, Inc., 4.75%, 3/7/07                      710,000
      4,000,000     CCC/NR       Human Genome Sciences, Inc., 3.75%, 3/15/07             2,640,000
     11,690,000     NR/NR        IVAX Corp., 4.5%, 5/15/08                               8,986,687
      2,000,000     NR/NR        Vertex Pharmaceuticals Inc., 5.0%, 9/19/07              1,460,000
                                                                                      ------------
                                                                                      $ 14,197,937
                                                                                      ------------
                                 Total Health Care                                    $ 14,197,937
                                                                                      ------------

The accompanying notes are an integral part of these financial statements.   11

Pioneer High Income Trust
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 9/30/02 (unaudited)                        (continued)
--------------------------------------------------------------------------------

Principal
Amount          S&P/Moody's
USD ($)         Ratings                                                                     Value
                             Industrials - 0.7%
                             Electrical Equipment - 0.7%
  5,000,000     B+/Ba2       SCI Systems, Inc., 3.0%, 3/15/07                         $ 2,975,000
                                                                                      -----------
                             Total Industrials                                        $ 2,975,000
                                                                                      -----------
                             Information Technology - 1.4%
                             Technology Hardware & Equipment - 1.4%
  9,000,000     B-/B2        Juniper Networks, Inc., 4.75%, 3/15/07                   $ 6,120,000
                                                                                      -----------
                             Total Information Technology                             $ 6,120,000
                                                                                      -----------
                             Telecommunication Services - 1.1%
                             Diversified Telecommunication Services - 1.1%
  5,000,000     BB+/Baa3     Amdocs Ltd., 2.0%, 6/1/08                                $ 4,462,500
                                                                                      -----------
                             Total Telecommunication Services                         $ 4,462,500
                                                                                      -----------
                             TOTAL CONVERTIBLE BONDS & NOTES
                             (Cost $29,797,426)                                       $27,755,437
                                                                                      -----------
                             MUNICIPAL BONDS - 2.2%
                             Florida - 1.1%
  4,800,000     NR/NR        Capital Tribal Agency Rev., Seminole Tribe,
                              10.0%, 10/1/33                                          $ 4,909,248
                                                                                      -----------
                             Indiana - 0.5%
  5,000,000     CCC/Ca       Indianapolis, Arpt. Auth. Rev. Spl. Fac., United
                              Airlines, Ser. A, 6.5%, 11/15/31                        $ 2,037,550
                                                                                      -----------
                             North Carolina - 0.6%
  4,000,000     NR/NR        Charlotte, Spl. Facs. Rev., Charlotte/Douglas Int'l
                              Airport, 5.60%, 7/1/27                                  $ 1,590,280
  2,000,000     NR/NR        Charlotte, Spl. Facs. Rev., Charlotte/Douglas Int'l
                              Airport, 7.75%, 2/1/28                                      995,020
                                                                                      -----------
                                                                                      $ 2,585,300
                                                                                      -----------
                             TOTAL MUNICIPAL BONDS
                             (Cost $10,539,176)                                       $ 9,532,098
                                                                                      -----------
                             SOVEREIGN DEBT OBLIGATIONS - 2.9%
                             Brazil - 0.9%
  3,120,000     B+/B2        Federal Republic of Brazil, 11.5%, 3/12/08               $ 1,622,400
  3,750,000     B+/B2        Federal Republic of Brazil, 3.0625%, 4/15/24               2,015,625
                                                                                      -----------
                                                                                      $ 3,638,025
                                                                                      -----------
                             Ecuador - 0.5%
  6,000,000     CCC+/Caa2    Federal Republic of Ecuador, 6.0%, 8/15/30
                              (144A)                                                  $ 2,205,000
                                                                                      -----------

12   The accompanying notes are an integral part of these financial statements.

Pioneer High Income Trust
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Principal
Amount          S&P/Moody's
USD ($)         Ratings                                                           Value
                             Russia - 1.5%
  2,000,000     BB-/B3       Minifin of Russia, 3.0%, 5/14/08              $  1,392,500
  7,285,000     BB-/Ba3      Russian Federation, 5.0%, 3/31/30                5,135,925
                                                                           ------------
                                                                           $  6,528,425
                                                                           ------------
                             TOTAL SOVEREIGN DEBT OBLIGATIONS
                             (Cost $14,762,274)                            $ 12,371,450
                                                                           ------------

Shares                       CONVERTIBLE PREFERRED STOCK - 0.1%
                             Utilities - 0.1%
                             Multi-Utilities - 0.1%
     32,000                  Calpine Capital Trust II, 5.5%                $    340,000
                                                                           ------------
                             TOTAL CONVERTIBLE PREFERRED STOCK
                             (Cost $1,096,000)                             $    340,000
                                                                           ------------
                             TOTAL INVESTMENTS IN SECURITIES
                             (Cost $463,487,775)                           $413,104,319
                                                                           ------------
Principal
Amount
USD ($)
                             TEMPORARY CASH INVESTMENT - 3.4%
                             Security Lending Collateral - 3.4%
 14,416,220                  Securities Lending Investment Fund, 1.85%     $ 14,416,220
                                                                           ------------
                             TOTAL TEMPORARY CASH INVESTMENTS
                             (Cost $14,416,220)                            $ 14,416,220
                                                                           ------------
                             TOTAL INVESTMENTS IN SECURITIES AND
                             TEMPORARY CASH INVESTMENTS
                             (Cost $477,903,995) (b) (c)                   $427,520,539
                                                                           ------------

(144A) Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At September 30, 2002, the value of these securities amounted to $106,426,438 or 32.8% of total net assets.

(a) Indicates a security that has a zero coupon that remains in effect until a predetermined date at which time the stated coupon rate becomes effective until final maturity.

(b) At September 30, 2002, the net unrealized loss on investments based on cost for Federal income tax purposes of $477,903,995 was as follows:

       Aggregate gross unrealized gain for all investments in which
       there is an excess of value over tax cost                                 $  2,881,296

       Aggregate gross unrealized loss for all investments in which
       there is an excess of tax cost over value                                  (53,264,752)
                                                                                 ------------
       Net unrealized loss                                                       $(50,383,456)
                                                                                 ------------

The accompanying notes are an integral part of these financial statements.   13

Pioneer High Income Trust
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 9/30/02 (unaudited)                        (continued)
--------------------------------------------------------------------------------

(c) Distribution of investments by country of issue, as a percentage of total holdings, is as follows:
    United States            72.0%
    Canada                    8.6
    Mexico                    5.2
    Russia                    3.1
    Great Britain             2.9
    Brazil                    2.7
    Australia                 2.0
    Turkey                    1.4
    Ireland                   1.2
    Ecuador                   0.5
    Poland                    0.4
                             ----
                            100.0%
                            -----

   Purchases and sales of securities (excluding temporary cash investments) for the period ended September 30, 2002, aggregated $547,228,631 and $81,155,094, respectively.

   Note: Principal amounts are denominated in U.S. dollars unless otherwise denoted.
   EURO Euro

14   The accompanying notes are an integral part of these financial statements.

Pioneer High Income Trust
--------------------------------------------------------------------------------
BALANCE SHEET 9/30/02 (unaudited)
--------------------------------------------------------------------------------

ASSETS:
  Investments in securities, at value (including securities loaned of $14,083,467 and temporary cash investment of
     $14,416,220) (cost $477,903,995)                                 $427,520,539
  Cash                                                                   2,059,667
  Foreign currencies, at value (cost $1,524,831)                         1,525,070
  Receivables -
     Interest and foreign tax reclaim                                   13,135,049
     Reinvestment of distributions                                         100,021
     Paydowns                                                                1,422
                                                                      -------------
       Total assets                                                   $444,341,768
                                                                      -------------
LIABILITIES:
  Payables -
     Investment securities purchased                                  $  3,631,885
     Upon return of securities loaned                                   14,416,220
     Offering costs payable                                                350,471
  Due to affiliates                                                        223,973
  Accrued expenses                                                          60,631
                                                                      -------------
       Total liabilities                                              $ 18,683,180
                                                                      -------------
PREFERRED SHARES AT REDEMPTION VALUE:
  $25,000 liquidation value per share applicable to
     4,040 shares, including dividends payable of $18,665             $101,018,665
                                                                      -------------
NET ASSETS APPLICABLE TO COMMON SHAREOWNERS:
  Paid-in capital                                                     $379,359,630
  Distributions in excess of net investment income                        (306,212)
  Accumulated net realized loss on investments and foreign
     currency transactions                                              (4,025,764)
  Net unrealized loss on investments                                   (50,383,456)
  Net unrealized loss on other assets and liabilities denominated
     in foreign currencies                                                  (4,275)
                                                                      -------------
       Net assets applicable to common shareowners                    $324,639,923
                                                                      -------------
NET ASSET VALUE PER SHARE:
  (unlimited number of shares authorized)
  Based on $324,639,923/26,630,743 common shares                      $      12.19
                                                                      -------------



The accompanying notes are an integral part of these financial statements.   15

Pioneer High Income Trust
--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS (unaudited)
--------------------------------------------------------------------------------
For the period 4/25/02 (commencement of operations)* to 9/30/02

INVESTMENT INCOME:
  Interest                                                 $ 15,876,981
  Dividend                                                       22,000
  Income from securities loaned, net                             21,078
                                                           ------------
     Total investment income                                               $ 15,920,059
                                                                           ------------
EXPENSES:
  Management fees                                          $  1,041,313
  Auction agent                                                  50,087
  Professional fees                                              40,197
  Organization fees                                              40,000
  Transfer agent fees                                            27,005
  Custodian fees                                                 19,315
  Registration fees                                              15,132
  Printing                                                       11,618
  Trustees' fees                                                  3,485
  Miscellaneous                                                  16,607
                                                           ------------
     Total expenses                                                        $  1,264,759
                                                                           ------------
       Reimbursement of organization fees                                  $    (40,000)
                                                                           ------------
       Net expenses                                                        $  1,224,759
                                                                           ------------
       Net investment income                                               $ 14,695,300
                                                                           ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FOREIGN CURRENCY TRANSACTIONS:
  Net realized gain (loss) from:
     Investments                                           $ (4,045,382)
     Forward foreign currency contracts and other assets
       liabilities denominated in foreign currencies             19,618    $ (4,025,764)
                                                           ------------    ------------
  Net unrealized loss from:
     Investments                                           $(50,383,456)
     Other assets and liabilities denominated in foreign
       currencies                                                (4,275)   $(50,387,731)
                                                           ------------    ------------
     Net loss on investments and foreign currency
       transactions                                                        $(54,413,495)
                                                                           ------------
DIVIDENDS TO PREFERRED SHAREOWNERS FROM NET
INVESTMENT INCOME                                                          $   (363,883)
                                                                           ------------
  Net decrease in net assets applicable to common
     shareowners resulting from operations                                 $(40,082,078)
                                                                           ------------

*Trust shares were first publicly offered on April 26, 2002.

16   The accompanying notes are an integral part of these financial statements.

Pioneer High Income Trust
--------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS (unaudited)
--------------------------------------------------------------------------------
For the Period 4/25/2002 (commencement of operations)* to 9/30/2002

                                                                                 4/25/02
                                                                                   to
                                                                                 9/30/02
FROM OPERATIONS:
  Net investment income                                                     $ 14,695,300
  Net realized loss on investments and foreign currency transactions          (4,025,764)
  Net unrealized loss on investments and foreign currency transactions       (50,387,731)
  Dividends to preferred shareowners from net investment income                 (363,883)
                                                                            ------------
     Net decrease in net assets resulting from operations                   $(40,082,078)
                                                                            ------------
DISTRIBUTIONS TO COMMON SHAREOWNERS:
  Net investment income ($0.55 per share)                                   $(14,637,629)
                                                                            ------------
     Total distributions to common shareowners                              $(14,637,629)
                                                                            ------------
FROM TRUST SHARE TRANSACTIONS:
  Net proceeds from the issuance of common shares                           $343,800,000
  Net proceeds from underwriters' over-allotment option exercised             37,245,000
  Reinvestment of distributions                                                  302,627
  Common share offering expenses charged to
     paid-in capital in excess of par                                           (798,000)
  Preferred share offering expenses charged to
     paid-in capital in excess of par                                         (1,290,000)
                                                                            ------------
     Net increase in net assets resulting from trust share transactions     $379,259,627
                                                                            ------------
     Net increase in net assets applicable to common shareowners            $324,539,920
NET ASSETS APPLICABLE TO COMMON SHAREOWNERS:
  Beginning of period                                                            100,003
                                                                            ------------
  End of period (including distributions in excess of net investment
     income of $306,212)                                                    $324,639,923
                                                                            ------------

                                   '02 Shares     '02 Amount
Reinvestment of distributions         23,762     $302,627
                                      ------     --------
  Net Increase                        23,762     $302,627
                                      ------     --------

*Trust shares were first publicly offered on April 26, 2002.

The accompanying notes are an integral part of these financial statements.   17

Pioneer High Income Trust
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS 9/30/02
--------------------------------------------------------------------------------

                                                                     For the Period
                                                                    April 25, 2002(a)
                                                                  to September 30, 2002
                                                                       (unaudited)
Net asset value, beginning of period                                    $ 14.33+
                                                                        -------
Increase (decrease) from investment operations:
  Net investment income                                                 $  0.56
  Net realized and unrealized gain (loss) on investments and
     foreign currency transactions                                        (2.06)
  Dividends to preferred shareowners                                      (0.01)
                                                                        -------
  Net decrease from investment operations                               $ (1.51)
Distributions to common shareowners:
  Net investment income                                                   (0.55)
Capital charge with respect to issuance of:
  Common shares                                                           (0.03)
  Preferred shares                                                        (0.05)
                                                                        -------
Net decrease in net asset value                                         $ (2.14)
                                                                        -------
Net asset value, end of period*                                         $ 12.19
                                                                        -------
Market value, end of period*                                            $ 13.04
                                                                        -------
Total return++                                                            (9.28)%
Ratios to average net assets of common shareowners
  Net Expenses                                                             0.81%**
  Net investment income before preferred share dividends                   9.71%**
  Preferred share dividends                                                0.24%**
Net investment income available to common shareowners                      9.47%**
Portfolio turnover                                                           26%
Net assets of common shareowners, end of period (in thousands)          $324,640
Preferred shares outstanding (in thousands)                             $101,000
Asset coverage per preferred share, end of period                       $105,356
Ratios to average net assets of common shareowners before
  reimbursement
  Net expenses                                                             0.84%**
  Net investment income before preferred share dividends                   9.68%**
  Preferred share dividends                                                0.24%**
  Net investment income available to common shareowners                    9.44%**

(a) Trust shares were first publicly offered on April 26, 2002.
* Net asset value and market value are published in Barron's on Saturday, The Wall Street Journal on Monday and The New York Times on Monday and Saturday.
**  Annualized.
+ Net asset value immediately after the closing of the first public offering was $14.30.
++ Total investment return is calculated assuming a purchase of common shares at the current market price on the first day and a sale at the current market price on the last day of the period reported. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Trust's dividend reinvestment plan. Total investment return does not reflect brokerage commissions. Total investment returns less than a full period are not annualized. Past performance is not a guarantee of future results.

The information above represents the unaudited operating performance data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data for the period indicated. This information has been determined based upon financial information provided in the financial statements and market value data for the Trust's common shares.

18   The accompanying notes are an integral part of these financial statements.

Pioneer High Income Trust
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 9/30/02 (unaudited)
--------------------------------------------------------------------------------

1. Organization and Significant Accounting Policies

Pioneer High Income Trust (the "Trust") was organized as Delaware business trust on January 30, 2002. Prior to commencing operations on April 25, 2002, the Trust had no operations other than matters relating to its organization and registration as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended, and the sale and issuance to Pioneer Investment Management, Inc. (PIM), the Trust's investment adviser, a wholly owned indirect subsidiary of UniCredito Italiano S.p.A. (UniCredito Italiano), of 6,981 shares of beneficial interest at an aggregate purchase price of $100,003. PIM has agreed to reimburse the amount by which the aggregate of all the Trust's organizational expenses and offering costs (other than the sales load) exceeds $0.03 per share of the initial offering. The investment objective of the Trust is to seek a high level of current income and the Trust may seek capital appreciation to the extent consistent with its investment objective.

The Trust invests in below investment grade (high yield) debt securities and preferred stocks. These high yield securities may be convertible into equity securities of the issuer. Debt securities rated below investment grade are commonly referred to as "junk bonds" and are considered speculative. These securities involve greater risk of loss, are subject to greater price volatility, and are less liquid, especially during periods of economic uncertainty or change, than higher rated debt securities.

The Trust's financial statements have been prepared in conformity with accounting principles generally accepted in the United States that require the management of the Trust to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Trust, which are in conformity with those generally accepted in the investment company industry:

A.  Security Valuation

    Security transactions are recorded as of trade date. Securities are valued at prices supplied by independent pricing services, which

Pioneer High Income Trust
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 9/30/02 (unaudited)                  (continued)
--------------------------------------------------------------------------------

    consider such factors as Treasury spreads, yields, maturities and ratings. Valuations may be supplemented by dealers and other sources, as required. Securities for which market quotations are not readily available are valued at their fair values as determined by, or under the direction of, the Board of Trustees. Trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange. The values of such securities used in computing the net asset value of the Trust's shares are determined as of such times. Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Trust is informed of the ex-dividend data in the exercise of reasonable diligence. Premiums and discounts related to certain mortgage-backed securities are amortized or accreted in proportion to the underlying monthly paydowns. Interest income, including income on interest bearing cash accounts, is recorded on an accrual basis. Temporary cash investments are valued at amortized cost.

    The Trust's investments in foreign markets or countries with limited developing markets may subject the Trust to a greater degree of risk than in a developed market. These risks include disruptive political or economic conditions and the possible imposition of adverse governmental laws or currency exchange restrictions.

    Since inception, the Trust has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and accretes discounts and amortizes premiums on debt securities.

    Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

B.  Foreign Currency Translation

    The books and records of the Trust are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

    Net realized gains and losses on foreign currency transactions represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S.

Pioneer High Income Trust
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

    dollar actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the statement of operations from the effects of changes in market price of those securities but are included with the net realized and unrealized gain or loss on investments.

C.  Forward Foreign Currency Contracts

    The Trust enters into forward foreign currency contracts (contracts) for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross-hedge against either specific investment transactions (settlement hedges) or portfolio positions (portfolio hedges). All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized gains or losses are recorded in the Trust's financial statements. The Trust records realized gains and losses at the time a portfolio hedge is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar. As of September 30, 2002, the Trust had no outstanding portfolio hedges.

D.  Futures Contracts

    The Trust may enter into futures transactions to hedge against changes in interest rates, securities prices, and currency rates or to seek to increase total return. Upon entering into a futures contract, the Trust is required to deposit with a broker an amount of cash or securities equal to the minimum "initial margin" requirements of the associated futures exchange. Subsequent payments for futures contracts ("variation margin") are paid or received by the Trust, depending on the daily fluctuation in the value of the contracts, and are recorded by the Trust as unrealized gains or losses. When the contract is closed, the Trust realizes a gain or loss equal to the difference between the opening and closing values of the contract. The use of futures contracts involves, to varying degrees, elements of market risks that may exceed the amounts recognized by the Trust. Changes in value of the contracts may not directly correlate to the changes in value of the underlying securities. These risks may decrease the effectiveness

Pioneer High Income Trust
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 9/30/02 (unaudited)                  (continued)
--------------------------------------------------------------------------------

    of the Trust's hedging strategies and potentially result in a loss. At September 30, 2002, the Trust had no open futures contracts.

E.  Repurchase Agreements

    With respect to repurchase agreements entered into by the Trust, the value of the underlying securities (collateral), including accrued interest received from counterparties, is required to be at least equal to or in excess of the repurchase agreement at the time of purchase. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Trust's custodian, or subcustodians. PIM is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

F.  Securities Lending

    The Trust may lend securities in its portfolio to certain broker-dealers or other institutional investors, with the Trust's custodian acting as the lending agent. When entering into a loan, the Trust receives collateral, which is maintained by the custodian and earns income in the form of negotiated lenders' fees. The Trust continues to receive interest or dividends on the securities loaned and records unrealized gains or losses in the fair value of the securities loaned that may occur during the term of the loan. The loans are secured by collateral at least equal, at all times, to the fair value of the securities loaned. The fair value of the collateral will be adjusted daily to reflect any price fluctuation in the value of the loaned securities. The value of loaned securities and collateral at period end are disclosed on the balance sheet. The Trust invests cash collateral in the Securities Lending Investment Fund which is managed by Brown Brothers Harriman & Co., the Trust's custodian.

G.  Federal Income Taxes

    It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required.

H.  Automatic Dividend Reinvestment Plan

    All common shareowners are eligible to participate in the Automatic Dividend Reinvestment Plan (the "Plan"), under which

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    participants receive all dividends and capital gain distributions
    (collectively, "dividends") in full and fractional common shares of the Trust in lieu of cash. Mellon Investor Services LLC acts as agent for shareowners in administering the Plan (the "Plan Agent"). Whenever the Trust declares a dividend on common shares payable in cash, participants in the Plan will receive the equivalent in common shares acquired by the Plan Agent either (i) through receipt of additional unissued but authorized common shares from the Trust or (ii) by purchase of outstanding common shares on the New York Stock Exchange or elsewhere. If, on the payment date for any dividend the net asset value per common share is equal to or less than the market price per share plus estimated brokerage trading fees ("market premium"), the Plan Agent will invest the dividend amount in newly issued common shares. The number of newly issued common shares to be credited to each account will be determined by dividing the dollar amount of the dividend by the net asset value per common share on the date the shares are issued, provided that the maximum discount from the then current market price per share on the date of issuance does not exceed 5%. If, on the payment date for any dividend, the net asset value per common share is greater than the market value or market premium ("market discount"), the Plan Agent will invest the dividend amount in common shares acquired in open-market purchases. There are no brokerage charges with respect to newly issued common shares. However, each participant will pay a pro rata share of brokerage trading fees incurred with respect to the Plan Agent's open-market purchases. Participating in the Plan does not relieve shareowners from any federal, state or local taxes which may be due on dividends paid in any taxable year.

2. Management Agreement

PIM, the Trust's investment adviser, manages the Trust's portfolio and is a wholly owned indirect subsidiary of UniCredito Italiano. Management fees are calculated weekly at the annual rate of 0.60% of the Trust's average weekly managed assets. "Managed assets" is the average weekly value of the Trust's total assets minus the sum of the Trust's liabilities, which liabilities exclude debt related to leverage, short-term debt and the aggregate liquidation preference of any outstanding preferred shares.

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NOTES TO FINANCIAL STATEMENTS 9/30/02 (unaudited)                  (continued)
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In addition, under PIM's management and administration agreements, certain other services and costs are paid by the Trust. PIM has retained Princeton Administrators, L.P., an affiliate of Merrill Lynch, Pierce, Fenner & Smith Incorporated, to provide certain administrative services to the Trust on its behalf. PIM pays Princeton Administrators, L.P. a monthly fee at an annual rate of 0.10% of the average weekly value of the Trust's managed assets, subject to a minimum monthly fee of $10,000. Princeton Administrators, L.P. receives no compensation directly from the Trust.

3. Transfer Agents

Pioneer Investment Management Shareholder Services, Inc. (PIMSS), a wholly owned indirect subsidiary of UniCredito Italiano, through a sub-transfer agency agreement with Mellon Investor Services LLC, provides substantially all transfer agent and shareowner services related to the Trust's common shares at negotiated rates. Deutsche Bank Trust Company Americas is the transfer agent, registrar, dividend paying agent and redemption agent with respect to the Trust's Auction Market Preferred Shares (AMPS). The Trust pays Deutsche Bank Trust Company Americas an annual fee, as is agreed to from time to time by the Trust and Deutsche Bank Trust Company Americas, for providing such services.

4. Expense Offsets

The Trust may enter into certain expense offset arrangements resulting in a reduction in the Trust's total expenses. As of September 30, 2002, the Trust's expenses were not reduced under such arrangements.

5. Capital

There are an unlimited number of common shares of beneficial interest authorized. Of the 26,630,743 common shares of beneficial interest outstanding at September 30, 2002, PIM owned 6,981 shares.

Transactions in common shares of beneficial interest for the period April 25, 2002 (commencement of operations) to September 30, 2002 were as follows:

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Pioneer High Income Trust
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--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
  Shares issued in connection with initial public offering    24,000,000
  Shares issued from underwriters' over-allotment
   option exercised                                            2,600,000
  Reinvestment of distributions                                   23,762
                                                              ----------
  Net increase in shares outstanding                          26,623,762
                                                              ----------
  Shares outstanding at beginning of period                        6,981
                                                              ----------
  Shares outstanding at end of period                         26,630,743
                                                              ----------
--------------------------------------------------------------------------------

Offering costs of $798,000 incurred in connection with the Trust's offering of common shares have been charged to paid-in capital in excess of par of the common shares.

The Trust may classify or reclassify any unissued common shares of beneficial interest into one or more series of preferred shares of beneficial interest. On July 12, 2002, the Trust reclassified and issued 4,040 shares of common shares into two series of AMPS ("preferred shares") as follows: Series M7-2,020 and Series W28-2,020. Estimated offering costs of $280,000 and underwriting discounts of $1,010,000 have been charged to paid-in capital in excess of the common shares.

Dividends on Series M7 AMPS are cumulative at a rate which is reset every seven days based on the results of an auction. Dividends on Series W28 AMPS are also cumulative at a rate reset every 28 days based on the results of an auction. Dividend rates ranged from 1.60% to 1.95% during the period ended September 30, 2002.

The Trust may not declare dividends or make other distributions on its common shares or purchase any such shares if, at the time of the declaration, distribution or purchase, asset coverage with respect to the outstanding preferred shares would be less than 200%.

The AMPS are redeemable at the option of the Trust, in whole or in part, on any dividend payment date at $25,000 per share plus any accumulated or unpaid dividends, whether or not declared. The AMPS are also subject to mandatory redemption at $25,000 per share plus any accumulated or unpaid dividends, whether or not declared, if certain requirements relating to the composition of the assets and liabilities of the Trust as set forth in the Agreement and Declaration of Trust are not satisfied.

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Pioneer High Income Trust
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NOTES TO FINANCIAL STATEMENTS 9/30/02 (unaudited)                  (continued)
--------------------------------------------------------------------------------

The holders of AMPS have voting rights equal to the holders of the Trust's common shares (one vote per share) and will vote together with holders of the common shares as a single class. However, holders of AMPS are also entitled to elect two of the Trust's Trustees. In addition, the Investment Company Act of 1940 requires that along with approval by shareowners that might otherwise be required, the approval of the holders of a majority of any outstanding preferred shares, voting separately as a class, would be required to (a) adopt any plan of reorganization that would adversely affect the preferred shares and
(b) take any action requiring a vote of security holders, including, among other things, changes in the Trust's subclassification as a closed-end investment company or changes in its fundamental investment restrictions.

6. Dividends

Subsequent to September 30, 2002 the Board of Trustees of the Trust declared a dividend from undistributed net investment income of $0.1375 per common share payable October 31, 2002, to shareowners of record on October 18, 2002.

For the period October 1, 2002 to October 31, 2002, dividends declared on preferred stock totaled $147,379 in aggregate for the two outstanding preferred stock series.

ADDITIONAL INFORMATION

During the period, there have been no material changes in the Trust's investment objective or fundamental policies that have not been approved by the shareowners. There have been no changes in the Trust's charter or By-Laws that would delay or prevent a change in control of the Trust which have not been approved by shareowners. There have been no changes in the principal risk factors associated with investment in the Trust. There have been no changes in the persons who are primarily responsible for the day-to-day management of the Trust's portfolio.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Trust may purchase, from time to time, its common shares in the open market.

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TRUSTEES, OFFICERS AND SERVICE PROVIDERS
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Trustees                                 Officers
John F. Cogan, Jr., Chairman             John F. Cogan, Jr., President
Mary K. Bush                             Daniel T. Geraci, Executive
Richard H. Egdahl, M.D.                   Vice President
Daniel T. Geraci                         Vincent Nave, Treasurer
Margaret B.W. Graham                     Joseph P. Barri, Secretary
Marguerite A. Piret
Stephen K. West
John Winthrop

Investment Adviser and Administrator
Pioneer Investment Management, Inc.

Custodian
Brown Brothers Harriman & Co.

Legal Counsel
Hale and Dorr LLP

Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.

Shareowner Services and Sub-Transfer Agent
Mellon Investor Services LLC

Preferred Share Auction/Transfer Agent and Registrar
Deutsche Bank Trust Company Americas

Sub-Administrator
Princeton Administrators, L.P.

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HOW TO CONTACT PIONEER
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We are pleased to offer a variety of convenient ways for you to contact Mellon for assistance or information.

You can call Mellon Investor Services LLC for:

Account Information                                               1-800-288-9541

Telecommunications Device for the Deaf (TDD)                      1-800-231-5469

Or write to Mellon Investor Services LLC:

For                                                      Write to
General inquiries, lost dividend checks                  P.O. Box 3315
                                                         South Hackensack, NJ
                                                         07606-1915
Change of address, account consolidation                 P.O. Box 3316
                                                         South Hackensack, NJ
                                                         07606-1916
Lost stock certificates                                  P.O. Box 3317
                                                         South Hackensack, NJ
                                                         07606-1917
Stock transfer                                           P.O. Box 3312
                                                         South Hackensack, NJ
                                                         07606-1912
Dividend reinvestment plan (DRIP)                        P.O. Box 3338
                                                         South Hackensack, NJ
                                                         07606-1938


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Pioneer Investment Management, Inc.
60 State Street
Boston, Massachusetts 02109
www.pioneerfunds.com

                                                                   12617-00-1102
                                        (C) 2002 Pioneer Funds Distributor, Inc.
                                Underwriter of Pioneer mutual funds, Member SIPC
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